FSS1 P4 06/18

SUPPLEMENT DATED JUNE 1, 2018

TO THE PROSPECTUS DATED SEPTEMBER 1, 2017

OF

FRANKLIN STRATEGIC SERIES

(Franklin Select U.S. Equity Fund formerly,

Franklin Focused Core Equity Fund)

The prospectus of the Fund is amended as follows:

I. The name of the Fund changed from Franklin Focused Core Equity Fund to Franklin Select U.S. Equity Fund. All references to Franklin Focused Core Equity Fund will now be Franklin Select U.S. Equity Fund.

II. The following replaces the “Fund Summary – Principal Investment Strategies” section on page 4 of the prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. equity securities. The Fund invests primarily to predominantly in equity securities of large capitalization companies, which are companies similar in size to those in the S&P 500® Index. The equity securities in which the Fund invests are predominantly common stock.

The Fund generally seeks to maintain a portfolio consisting of securities of approximately 20-50 companies. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors such as information technology, healthcare and industrials. The Fund also may invest a portion of its total assets in foreign securities.

The investment manager is a research-driven, “bottom-up” fundamental investor seeking companies that exhibit a combination of growth potential, quality, and reasonable valuation.  The investment manager assesses growth potential by considering companies that it believes are positioned for growth in revenue, earnings or assets.   In assessing valuation, the investment manager considers whether security prices fully reflect the balance of the long-term growth prospects relative to business and financial risks. The investment manager places a particular emphasis on quality and assessing downside risk, believing that important attributes of quality include experienced and talented management teams, favorable competitive positioning, and financial strength reflected in metrics including profitability, free cash generation, and returns on capital employed.

III. The paragraph under the heading “Fund Summary – Purchase and Sale of Fund Shares” section beginning on page 7 is replaced with the following:

 You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

IV. The following replaces the “Franklin Select U.S. Equity Fund – Fund Details – Principal Investment Policies and Practices” section on page 30 of the prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. equity securities. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy. The Fund invests primarily to predominantly in equity securities of large capitalization companies, which are companies similar in size to those in the S&P 500® Index. That index consists of 500 leading companies in leading industries of the U.S. economy, with a median market capitalization in excess of $20.741 billion as of March 29, 2018. The equity securities in which the Fund invests are predominantly common stock.

The Fund generally seeks to maintain a portfolio consisting of securities of approximately 20-50 companies. Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions, the Fund may have significant positions in particular sectors such as information technology, healthcare and industrials. The Fund also may invest a portion of its total assets in foreign securities.

An equity security represents a proportionate share of the ownership of a company; its value is based on the success or failure of the company's business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities.

V. The following replaces the “Franklin Select U.S. Equity Fund – Fund Details – Principal Investment Policies and Practices – Portfolio Selection” section beginning on page 30 of the prospectus:

Portfolio Selection

The investment manager is a research-driven, “bottom-up” fundamental investor seeking companies that exhibit a combination of growth potential, quality, and reasonable valuation.  The investment manager assesses growth potential by considering companies that it believes are positioned for growth in revenue, earnings or assets.  In assessing valuation, the investment manager considers whether security prices fully reflect the balance of the long-term growth prospects relative to business and financial risks. The investment manager places a particular emphasis on quality and assessing downside risk, believing that important attributes of quality include experienced and talented management teams, favorable competitive positioning, and financial strength reflected in metrics including profitability, free cash generation, and returns on capital employed.  This quality analysis generally includes an assessment by the investment manager of the potential impacts of any material environmental, social and governance (“ESG”) factors on the long-term risk and return profile of a company.

The investment manager generally uses a team of analysts to help provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies.

VI. The following replaces the “Franklin Select U.S. Equity Fund – Fund Details – Principal Risks – Focus Risk” section beginning on page 32 of the prospectus:

Focus

The greater the Fund's exposure to any single type of investment – including investment in a given industry, sector, region, country, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund's shares.

Technology companies.   Technology company stocks have been subject to abrupt or erratic price movements, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. Prices of technology company stocks often change collectively without regard to the merits of individual companies.

Healthcare companies. The activities of healthcare companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Healthcare companies may also be affected by government policies on healthcare reimbursements, regulatory approval for new drugs and medical products, and similar matters. They are also subject to legislative risk, i.e., the risks associated with the reform of the healthcare system through legislation.

Industrials. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

Please keep this supplement with your prospectus for future reference.